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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)      April 30, 1999
                                                 -------------------------


                                  FURON COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       California                     0-8088                    95-1947155
(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)              File Number)              Identification No.)


           29982 Ivy Glenn Drive, Laguna Niguel, California    92677
        ----------------------------------------------------------------
            (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code       (949) 831-5350
                                                   ----------------------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS

               The Board of Directors of Furon Company (the "Company") has declared a distribution of one Right for each outstanding share of common stock (the "Common Shares") of the Company to be made as of May 21, 1999 (the "Record Date") to the shareholders of record on that date. Each Right entitles the registered holder to purchase from the Company, initially, one one-hundredth of a share of Junior Participating Preferred Stock ("Preferred Shares") at a price of $58.75 (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement between the Company and The Bank of New York, a New York banking corporation, as Rights Agent.

               Preferred Shares purchasable upon exercise of the Rights will be entitled to dividends of 100 times the dividends, per share, declared on the Common Shares and in the event of liquidation will be entitled to a minimum preferential liquidating distribution of $100 per share and an aggregate liquidating distribution, per share, of 100 times the distribution made per Common Share. The Preferred Shares will vote together with the Common Shares and in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share.

               Because of the Preferred Shares' dividend and liquidation rights, the value when issued of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

               Until the earlier to occur of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 15% or more of the Company's general voting power other than pursuant to a Qualified Offer (as defined below), the date of such public announcement being called the "Stock Acquisition Date," or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the Company's general voting power (the date of such earlier occurrence being called the "Distribution Date"), the Rights will be evidenced by the certificates representing the Common Shares and will be transferred with and only with the Common Shares. New Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference, and the surrender for transfer of any certificate for Common Shares, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

               The Rights are not exercisable until the Distribution Date. The Rights will expire on the tenth anniversary of the Record Date (the "Final



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Expiration Date"), unless the Final Expiration Date is extended or unless the
Rights are earlier redeemed or exchanged by the Company, as described below.

               The Purchase Price payable, the number of shares or other securities or property issuable upon exercise of the Rights, and the number of outstanding Rights, are subject to adjustment from time to time to prevent dilution.

               A Qualified Offer is a tender offer or exchange offer for all outstanding Common Shares which is determined by the non-affiliated directors to be fair to and otherwise in the best interests of the Company and its shareholders.

               In the event that any person becomes an Acquiring Person other than by a purchase pursuant to a Qualified Offer, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will not be entitled to the benefit of such adjustment) will thereafter have the right to receive upon exercise that number of Common Shares or Common Share equivalents having a market value of two times the exercise price of the Right.

               In the event that, at any time after an Acquiring Person has become such, the Company is acquired in a merger or other business combination transaction (other than a merger which follows a Qualified Offer at the same or a higher price) or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

               At any time after an Acquiring Person has become such, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

               Up to and including the tenth business day after a Stock Acquisition Date, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). Immediately upon any redemption of the Rights, the right to exercise them will terminate and the only right of the holders will be to receive the Redemption Price.

               The terms of the Rights may be amended by the Board of Directors without the consent of the holders of the Rights at any time prior to the Distribution Date. Thereafter the Rights may be amended to make changes which do not adversely affect the interests of the holders of the Rights, or which shorten or lengthen time periods, subject to certain limitations set forth in the Rights Agreement.

               Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company.

               A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as Exhibit 2 to the Registration Statement on Form 8-A dated April 30, 1999. A copy of the Rights Agreement is available free of charge from the Company. This summary



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description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

ITEM 7. EXHIBITS

        Reference is made to the Exhibit Index annexed hereto and made a part hereof.



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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 30, 1999

                                   FURON COMPANY



                                   By: /s/ MONTY A. HOUDESHELL
                                      ------------------------------------------
                                          Monty A. Houdeshell
                                          Vice President and Chief Financial
                                          Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.       NAME OF ITEM
-----------       ------------

    3.1           Certificate of Determination of Preferences of Junior Participating
                  Preferred Stock of Furon Company.

    4.1           Rights Agreement, dated as of April 30, 1999, between
                  Furon Company and The Bank of New York, as Rights Agent, including as exhibits thereto the terms of the designated
                  Junior Participating Preferred Stock and Form of Right
                  Certificate (incorporated by reference to Exhibit 2 to the Registration Statement on Form 8-A, dated April 30, 1999, filed with the Securities and Exchange Commission by Furon
                  Company (the "Form 8-A")).

    20.1          Press Release, dated April 30, 1999.

    20.2          Form of Summary of Rights to be sent to holders of shares of Common
                  Stock, no par value per share, of Furon Company (incorporated by reference to Exhibit 3 to the Form 8-A).


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